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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  August 22, 1999
                                                         ---------------


                        CAROLINA POWER & LIGHT COMPANY
              (Exact name of registrant as specified in charter)


     North Carolina              1-3382                  54-0165465
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     (State or other          (Commission              (IRS Employer
     jurisdiction of          File Number)           Identification No.)
     incorporation)

            411 Fayetteville Street
            Raleigh, North Carolina                       27601-1748
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    (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (919) 546-6111
                                                     --------------


                                     None
                         -----------------------------
         (former name or former address if changed since last report)
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                     INFORMATION TO BE INCLUDED IN REPORT

Item 5:  Other Events.
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     On August 22, 1999, Carolina Power & Light Company, a North Carolina
corporation ("CP&L"), and Florida Progress Corporation, a Florida corporation ("FPC"), entered into an Agreement and Plan of Exchange (the "Agreement"), dated as of August 22, 1999, among CP&L, FPC and CP&L Holdings, Inc., a North Carolina corporation and wholly owned subsidiary of CP&L ("Holdco"). CP&L is in the process of creating a holding company structure with Holdco as the holding company.

     Under the terms of the Agreement, all the outstanding shares of common stock, no par value, of FPC ("FPC Common Stock") would be acquired by Holdco in a statutory share exchange (the "Exchange"). Each share of FPC Common Stock, at the election of the holder, will be exchanged for (i) $54.00 in cash (the "Cash Consideration") or (ii) the number of shares of common stock, no par value, of Holdco ("Holdco Common Stock") equal to the ratio determined by dividing $54.00 by the average of the closing sale price per share of Holdco Common Stock (the "Final Stock Price") as reported on the New York Stock Exchange composite tape for the twenty (20) consecutive trading days ending with the fifth trading day immediately preceding the closing date for the Exchange (the "Stock Consideration") or (iii) a combination of cash and Holdco Common Stock (the "Exchange Consideration"); provided, however, that shareholder elections shall be subject to allocation and proration to achieve a mix of the aggregate Exchange Consideration that is 65% Cash Consideration and 35% Stock Consideration. The number of shares of Holdco Common Stock that will be issued as Stock Consideration will vary if the Final Stock Price is within a range of $37.13 to $45.39, but not outside that range. Thus, the maximum number of shares of Holdco Common Stock into which one share of FPC Common Stock could be exchanged would be 1.4543 and the minimum would be 1.1897.

     The transaction has been approved by the Boards of Directors of FPC and CP&L. Consummation of the Exchange is subject to the satisfaction or waiver of certain closing conditions, including, among others, the approval of shareholders of FPC and the approval by the shareholders of Holdco of the issuance of Holdco Common Stock in the Exchange, the approval or regulatory review by the Federal Energy Regulatory Commission, the Securities and Exchange Commission (with respect to the Public Utility Holding Company Act of 1935, as amended), the Nuclear Regulatory Commission, the North Carolina Utilities Commission, the South Carolina Public Service Commission, and certain other federal and state regulatory bodies, the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary closing conditions. In addition, FPC's obligation to consummate the Exchange is conditioned upon the Final Stock Price being not less than $30.00. Each of CP&L and FPC have agreed to certain undertakings and limitations regarding the conduct of their respective businesses prior to the closing of the transaction. The transaction is expected to be completed within 12 months.

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     Either party may terminate the Agreement under certain circumstances, including if the Exchange has not been consummated on or before December 31, 2000; provided that if certain conditions have not been satisfied on December 31, 2000 but all other conditions have been satisfied or waived then such date shall be June 30, 2001. In the event that FPC or CP&L terminate the Agreement in certain limited circumstances, FPC would be required to pay CP&L a termination fee of $150.0 million, plus CP&L's reasonable out-of-pocket expenses (not to exceed $25.0 million in the aggregate).

     The joint press release announcing execution of the Agreement and presentation materials used at analysts' meetings in connection with the announcement by CP&L and FPC of the Agreement are filed herewith as Exhibits
99.1 and 99.2, respectively, and are hereby incorporated herein by reference.

     The materials filed as exhibits hereto contain forward-looking statements within the meaning of the safe harbor provisions of the Securities Exchange Act of 1934 (the "Exchange Act"). The forward-looking statements are subject to various risks and uncertainties. Discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations may include factors that are beyond CP&L's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and the actions of Federal and state regulators. Other factors include, but are not limited to, actions in the financial markets, weather conditions, economic conditions in the service territory of CP&L and FPC, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts and other uncertainties. Other risk factors are detailed from time to time in CP&L's reports under the Exchange Act and the Securities Act of 1933.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.
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      c)  Exhibits
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          Number       Exhibit
          ------       -------

          99.1 Joint Press Release of Carolina Power & Light Company and Florida Progress Corporation, dated August 23, 1999

          99.2         Analyst Meeting Presentation Materials

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CAROLINA POWER & LIGHT COMPANY



Date:  August 23, 1999                  By:  /s/ Glenn E. Harder
                                             -----------------------------------
                                             Glenn E. Harder
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)

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                               INDEX TO EXHIBITS

Exhibit No.         Description
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99.1                Joint Press Release of Carolina Power & Light Company and
                    Florida Progress Corporation, dated August 23, 1999

99.2                Analyst Meeting Presentation Materials

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